FIRST AMENDMENT TO
REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT (this “Amendment”) is made effective as of November 30, 2006, by and among Horne Engineering Services, LLC, a Virginia limited liability company (“Horne, LLC”), having an address at 2677 Prosperity Avenue, Suite 300, Fairfax, Virginia 22031 and Horne International, Inc. (formerly known as Spectrum Sciences & Software Holdings Corp.), a Delaware corporation (“Horne, Inc.” and together with Horne, LLC, jointly and severally, the “Existing Borrowers”), having an address at 2677 Prosperity Avenue, Suite 300, Fairfax, Virginia 22031, Spectrum Sciences & Software, Inc., a Florida corporation (“Spectrum”), having an address at 91 Hill Avenue, N.W., Fort Walton Beach, Florida 32548 and Coast Engine & Equipment Company, Inc., a Florida corporation (“Coast”), having an address at 8985 Columbia Road, Suite A, Cape Canaveral, Florida 32920; and Bank of America, N.A., a national banking association (the “Lender”).

RECITALS

A.	The Existing Borrowers and the Lender are parties to that certain Revolving Line of Credit Loan Agreement and Security Agreement, dated as of March 2, 2006 (the “Loan Agreement”).

B.	Pursuant to the Loan Agreement, Lender made a revolving line of credit loan to the Existing Borrowers, jointly and severally, in the maximum principal amount of Six Million and 00/100 Dollars ($6,000,000.00) (the “Revolving Loan”).

C.	The Revolving Loan is evidenced by that certain Revolving Note, dated as of March 2, 2006, executed jointly and severally by the Existing Borrowers and made payable to the order of Lender in the maximum principal amount of Six Million and 00/100 Dollars ($6,000,000.00) (the “Revolving Note”).

D.	The Existing Borrowers, Spectrum, Coast and Lender have agreed to amend the Loan Agreement to, among other things, add Spectrum and Coast as co-borrowers thereunder, and for certain additional purposes.

E.	Capitalized terms used in this Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Borrowers, Spectrum, Coast and the Lender hereby agree as follows:

1.	Recitals. The Recitals to this Amendment are incorporated herein by reference and made a part hereof.

2.	Representations and Warranties. To induce the Lender to enter into this Amendment, each of the Existing Borrowers, Spectrum and Coast jointly and severally warrants and represents to the Lender that:

a.	No litigation is pending or, to our knowledge, threatened against any of the Existing Borrowers, Spectrum or Coast of which Lender has not been informed in writing.

b.	Each of the Existing Borrowers, Spectrum and Coast has the power and authority to execute, deliver and perform its obligations under this Amendment and all other documents executed in connection herewith or pursuant hereto, and to incur the obligations provided for herein and therein, all of which have been duly authorized and approved in accordance with its respective organizational documents. Spectrum is a corporation duly organized, validly existing and its status is active under the laws of Florida, Spectrum’s state of incorporation, and Spectrum is also qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, except for such jurisdictions where failure to be so qualified would not have a material adverse effect on Spectrum. Coast is a corporation duly organized, validly existing and its status is active under the laws of Florida, Coast’s state of incorporation, and Coast is also qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, except for such jurisdictions where failure to be so qualified would not have a material adverse effect on Coast.

c.	This Amendment and all other documents executed by any of the Existing Borrowers, Spectrum and Coast in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Existing Borrowers, Spectrum and Coast, as the case may be, enforceable against the Existing Borrowers, Spectrum and Coast, as the case may be, in accordance with their respective terms, except where enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally, and except that equitable remedies provided in the Loan Documents are subject to the court’s discretion under principles governing the exercise of equitable jurisdiction.

d.	The obligations of the Existing Borrowers, Spectrum and Coast under the Loan Documents to which the Existing Borrowers, Spectrum and/or Coast, as the case may be, is a party, as amended by this Amendment and all other documents executed in connection herewith or related hereto, are valid and enforceable obligations of the Existing Borrowers, Spectrum and Coast, except where enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally, and except that equitable remedies provided in the Loan Documents are subject to the court’s discretion under principles governing the exercise of equitable jurisdiction. The execution and delivery of this Amendment and all other documents executed in connection herewith or pursuant hereto, shall not be construed as a novation of the Loan Agreement, any other Loan Document, or any indebtedness evidenced thereby.

e.	Immediately after giving effect to the transactions contemplated by this Amendment and all other documents executed in connection herewith or pursuant hereto (i) none of the Existing Borrowers, Spectrum or Coast shall be in default of any of the terms and provisions of the Loan Agreement or any other Loan Document to which any of such entities is a party, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto; (ii) all representations and warranties of the Existing Borrowers, Spectrum and/or Coast set forth in the Loan Agreement or any other Loan Document to which any of such entities is a party, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto, shall be true and correct in all material respects; and (iii) each of the Existing Borrowers, Spectrum and Coast shall be in compliance with all covenants set forth in the Loan Agreement and the other Loan Documents to which it is a party, in each case as amended hereby or pursuant to any document executed in connection herewith or pursuant hereto.

3.	Addition of Spectrum and Coast as Co-Borrowers. By executing this Amendment each of the Existing Borrowers, Spectrum and Coast acknowledge and agree that, effective as of the date hereof (i) each of Spectrum and Coast shall become a party to and co-borrower under the Loan Agreement and shall for all purposes be deemed to be a “Borrower” under the Loan Agreement; and (ii) the obligations and liabilities of the Existing Borrowers, Spectrum and Coast under the Loan Agreement and the other Loan Documents, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto, shall hereby be the joint and several obligations of the Existing Borrowers, Spectrum and Coast.

4.	Definition of Borrower. Section 1.1 of the Loan Agreement is hereby amended to delete the definition of Borrower set forth therein and to substitute the following therefor:

""Borrower” means Horne Engineering Services, LLC, a Virginia limited liability company, Horne International, Inc. (formerly known as Spectrum Sciences & Software Holdings Corp.), a Delaware corporation, Spectrum Sciences & Software, Inc., a Florida corporation, and Coast Engine & Equipment Company, Inc., a Florida corporation, and to each such Person or to all of them, as the context may require, and the representations, warranties, covenants, grants, liabilities and obligations hereunder of the Persons comprised by the term “Borrower” shall be joint and several. For purposes of testing compliance with the financial covenants hereinafter, the negative covenants hereinafter, and the unused fee provided hereinafter, financial information concerning the Borrower shall mean financial information for Horne Engineering Services, LLC, Horne International, Inc., Spectrum Sciences & Software, Inc., and Coast Engine & Equipment Company, Inc., stated on a consolidated basis.”

5.	Future Advances; Compliance Certificate. The following new subsection f. entitled Compliance Certificate is added to Section 3.2 of the Loan Agreement:

“f. Compliance Certificate. Lender shall have received a Compliance Certificate, in form and substance satisfactory to Lender, which is to include, among other things, the calculation by Borrower of the financial covenants set forth in Section 6.14 of the Loan Agreement.”

6.	Monthly Reports. Subsection e. of Section 6.11 of the Loan Agreement entitled “Monthly Reports” is hereby deleted in its entirety and restated as follows:

“e. Monthly Reports. Borrower shall deliver to the Lender the following financial reports, prepared on a consolidated basis:

1.	as soon as available, but not later than twenty (20) days after the end of each month, an accounts payable report in intervals of not more than thirty (30) days; and

2.	as soon as available, but not later than twenty (20) days after the end of each month, an accounts receivable aging schedule in intervals of not more than thirty (30) days; and

3.	as soon as available, but not later than forty five (45) days after the end of each month, management prepared financial statements, including balance sheets, profit and loss statements and cash flow statements, with supporting schedules, along with a Compliance Certificate, executed by an authorized officer of the Borrower familiar with the financial condition and operation of the Borrower; and

4.	as soon as available, but not later than twenty (20) days after the end of each month, a listing of any and all cash disbursements made by Borrower in the preceding month which exceed the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).”

7.	Minimum EBITDA Covenant. Subsection a. of Section 6.14 of the Loan Agreement entitled “Minimum EBITDA” is hereby deleted in its entirety.

8.	Tangible Net Worth Covenant. Subsection b. of Section 6.14 of the Loan Agreement entitled “Tangible Net Worth” is hereby deleted in its entirety and the following is substituted therefor:

“b. Tangible Net Worth. A minimum Tangible Net Worth, as follows:

1.	of at least Fourteen Million Five Hundred Thousand and 00/100 Dollars ($14,500,000.00) at all times from June 30, 2006 through September 29, 2006;

2.	of at least Thirteen Million Five Hundred Thousand and 00/100 Dollars ($13,500,000.00) at all times from September 30, 2006 through December 30, 2006; and

3.	of at least Thirteen Million and 00/100 Dollars ($13,000,000.00) at all times after December 30, 2006.

Compliance with financial covenant 6.14 b. will be subject to calculation at all times.”

9.	Liquidity Covenant. The following is hereby added as Subsection a. of Section 6.14 to the Loan Agreement, in the place of the “Minimum EBITDA” covenant deleted pursuant to the terms of this Amendment:

“a. Liquidity Covenant. Effective as of June 30, 2006, Borrower shall maintain at all times a minimum Liquidity of Two Million and 00/100 Dollars ($2,000,000.00). “Liquidity” is hereby defined as all of Borrower’s right, title and interest in cash (and such cash equivalents deemed acceptable by Lender), subject to no ownership right or interest of any Person other than Borrower, and subject to no encumbrance or lien of any Person other than as may have been granted or provided by Borrower for the benefit of Lender.”

10.	Transfer of Assets. Section 7.5 of the Loan Agreement entitled “Transfer of Assets” is hereby deleted in its entirety and restated as follows:

“7.5 Transfer of Assets. Sell, lease, assign, pledge or otherwise dispose of any of its properties, stock or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, except in the ordinary course of business and for fair market value.”

11.	Loans. Section 7.7 of the Loan Agreement entitled “Loans” is hereby deleted in its entirety and restated as follows:

“7.7 Loans. Make loans or advances to any Person or Persons that exceed in the aggregate the sum of $500,000.00 outstanding at any time, except reasonable advances for business expenses of Borrower’s employees that would be reimbursable under Borrower’s existing expense reimbursement policy.”

12.	Cash Expenditures. The following new section 7.15 entitled “Cash Expenditures” is hereby added to the Loan Agreement under Article 7 of the Loan Agreement entitled “Borrower’s Negative Covenants”:

“7.15 Cash Expenditures. Borrower shall not, without Lender’s prior written consent, make any expenditure in cash or cash equivalents (as determined by Lender), whether in one or a series of payments, which exceeds, in the aggregate, the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00), except for payments made in Borrower’s normal and ordinary course of business in direct fulfillment by Borrower of specific and express contractual obligations of Borrower to provide goods or services to a Customer.”

13.	Notices. Section 10.3 of the Loan Agreement entitled “Notices” is hereby deleted in its entirety and restated as follows:

“10.3 Notices. Except a may otherwise be provide herein, all notices, demands, requests or other communications provided for herein or in the other Loan Documents shall be in writing and shall be deemed to be effective one (1) day after dispatch if sent by Federal Express or any other commercially recognized overnight delivery service or two (2) days after dispatch if sent by registered or certified mail, return receipt requested and addressed as follows:

If to Borrower:

Horne International, Inc. (f/k/a Spectrum Sciences & Software Holdings Corp.)

2677 Prosperity Avenue, Suite 300

Fairfax, Virginia 22031

Spectrum Sciences & Software, Inc.

91 Hill Avenue, N.W.

Fort Walton Beach, Florida 32548

Horne Engineering Services, LLC

2677 Prosperity Avenue, Suite 300

Fairfax, Virginia 22031

Coast Engine & Equipment Company, Inc.

8985 Columbia Road, Suite A

Cape Canaveral, Florida 32920

If to Lender:

Bank of America, N.A.

1101 Wootton Parkway, 4th Floor

Rockville, Maryland 20852

Attention: Michael J. Radcliffe, Senior Vice President

With copy to:

Joseph P. Corish

Bean, Kinney & Korman, P.C.

2300 Wilson Boulevard, 7th Floor

Arlington, Virginia 22201

If the Borrower comprises more than one Person, notice to the Borrower at the address specified above in this section for Horne Engineering Services, LLC shall constitute notice to all such Persons, and each Person signing below as the Borrower hereby irrevocably appoints Horne Engineering Services, LLC as that Person’s agent to receive notices from the Lender under this Agreement or the other Loan Documents.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication thereafter may be so given, served or sent. Each notice, demand, request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered: (i) to the United States Postal Service, in the case of a notice given by certified mail; (ii) to Federal Express or any other commercially recognized overnight delivery service, in accordance with the terms and procedures for such delivery

Any notices required under the Uniform Commercial Code with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed by the Lender to the Persons entitled thereto at their last known address at least ten (10) days prior to disposition of the Collateral.”

14.	Waiver of Covenant Defaults. Lender hereby waives, on a one time basis, the defaults arising under the Loan Agreement as a result of Borrower’s failure to comply with the Minimum EBITDA and Tangible Net Worth financial covenants set forth in Section 6.14 of the Loan Agreement for the periods ending December 31, 2005 and March 31, 2006.

Nothing herein shall constitute a waiver of any other defaults which may have previously occurred, or may hereafter occur under the Loan Agreement, including without limitation, Borrower’s failure to comply with the financial covenants under the Loan Agreement, as modified by this Amendment, in effect for the time period ending June 30, 2006.

14.	Schedule 5.1. Schedule 5.1 of the Loan Agreement is hereby deleted and replaced with the Schedule 5.1 attached hereto.

15.	Security Interest. Each of the Existing Borrowers, Spectrum and Coast hereby confirms, grants and regrants to Lender a security interest in the Collateral of each of the Existing Borrowers, Spectrum and Coast, as the case may be, to secure the obligations of Borrower as set forth in Section 4.1 of the Loan Agreement, as amended hereby.

16.	Fees, Costs and Expenses. Each of the Existing Borrowers, Spectrum and Coast hereby jointly and severally promises to pay, on demand, all costs (including attorneys’ fees, costs and expenses) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other documents executed in connection herewith or pursuant hereto, and any other expenses incurred by Lender in relation to this Amendment and/or such other documents, including, without limitation, a loan amendment fee of Ten Thousand and 00/100 Dollars ($10,000.00). Each of the Existing Borrowers, Spectrum and Coast hereby authorizes the Lender to advance funds to itself or to third parties to pay such fees, costs and expenses, which advance shall be deemed to be an Advance (as such term is defined in the Loan Agreement, as amended hereby) to the Borrower under the Loan Agreement, as amended hereby.

17.	Enforceability; No Offsets or Defenses. Except as amended by this Amendment, the Loan Agreement remains in full force and effect and unmodified. Each of the Existing Borrowers, Spectrum and Coast hereby jointly and severally warrants and represents that they have no offsets or defenses to their obligations under the Loan Agreement or any other Loan Document, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto.

18.	Release. In consideration of Lender’s agreement to this Amendment (i) Horne, LLC hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Amendment, arising out of or relating to the Loan Agreement or any other Loan Document, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto; (ii) Horne, Inc., hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Amendment, arising out of or relating to the Loan Agreement or any other Loan Document, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto; (iii) Spectrum hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Amendment arising out of or relating to the Loan Agreement or any other Loan Document, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto; and (iv) Coast hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Amendment arising out of or relating to the Loan Agreement or any other Loan Document, in each case as amended hereby, or pursuant to any document executed in connection herewith or pursuant hereto.

19.	Governing Law. The provisions of this Amendment shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia (excluding Virginia’s choice of law rules).

20.	Arbitration and Waiver of Trial by Jury. (a) This paragraph concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) the Loan Agreement, as modified by this Amendment (including any further renewals, extensions or modifications); or (ii) any document related to the Loan Agreement, as modified (collectively a “Claim”). For the purposes of this arbitration provision only, the term “parties” shall include any parent corporation, subsidiary or affiliate of Lender involved in the servicing, management or administration of any obligation described or evidenced by the Loan Agreement, as modified.

(b) At the request of any party to the Loan Agreement, as modified, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though the Loan Agreement, as modified, provides that it is governed by the law of a specified state. The arbitration will take place on an individual basis without resort to any form of class action.

(c) Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof (“AAA”), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control. If AAA is unwilling or unable to (i) serve as the provider or arbitration or (ii) enforce any provision of this arbitration clause, any party to the Loan Agreement, as modified, may substitute another arbitration organization with similar procedures to serve as the provider of arbitration.

(d) The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of the Loan Agreement, as modified. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed, judgment entered and enforced.

(e) The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of the Loan Agreement, as modified.

(f) This paragraph does not limit the right of the any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but no limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g) The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h) By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, without intending in any way to limit the Loan Agreement, as modified, to arbitrate, to the extent any Claim is not arbitrated, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim. This provision is a material inducement for the parties entering into the Loan Agreement, as modified.

21.	Consent to Jurisdiction. Subject to any provision of the Loan Agreement, as modified by this Amendment, requiring that disputes be submitted to arbitration, the Borrower irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to the Loan Agreement as modified by this Amendment, or the other Loan Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower.

(Signatures and Notary Acknowledgments on following pages)

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment under seal as of the day and year first hereinabove set forth, the Lender having signed for the sole purpose of evidencing its consent to the amendments herein contained and not for the purpose of becoming a co-borrower under the Loan Agreement, as amended by this Amendment.

BORROWER:

HORNE ENGINEERING SERVICES, LLC, a Virginia limited liability company,

By: Horne International, Inc. (formerly known as Spectrum Sciences & Software Holdings Corp.), a Delaware corporation, its sole member

By:      /s/ Darryl K. Horne     (SEAL)
Name: Darryl K. Horne
Title: President and Chief Executive Officer

HORNE ENGINEERING SERVICES, LLC, a Virginia limited liability company

By:      /s/s Darryl K. Horne     (SEAL)
Name: Darryl K. Horne
Title: Manager, President and Chief Executive Officer
HORNE INTERNATIONAL, INC. (formerly known as Spectrum Sciences &

Software Holdings Corp.), a Delaware corporation
By:      /s/ Darryl K. Horne     (SEAL)
Name: Darryl K. Horne
Title: President and Chief Executive Officer

SPECTRUM SCIENCES & SOFTWARE, INC., a Florida corporation

By:      /s/ Darryl K. Horne     (SEAL)
Name: Darryl K. Horne
Title: President
By:      /s/ Michael M. Megless     (SEAL)

Name: Michael M. Megless
Title: Chief Financial Officer

COAST ENGINE & EQUIPMENT COMPANY, INC., a Florida corporation

By: _/s/ Darryl K. Horne     (SEAL)
Name: Darryl K. Horne
Title: President
By:      /s/ Michael M. Megless     (SEAL)

Name: Michael M. Megless
Title: Chief Financial Officer

LENDER:

BANK OF AMERICA, N.A.

By:      /s/ Michael J. Radcliffe     (SEAL)
Name: Michael J. Radcliffe
Title: Senior Vice President

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Darryl K. Horne, whose name is signed to the writing above in his capacity as (1) Manager, President and Chief Executive Officer of Horne Engineering Services, LLC, a Virginia limited liability company, and (2) President and Chief Executive Officer of Horne International, Inc. (formerly known as Spectrum Sciences & Software Holdings Corp.), a Delaware corporation, executing in its individual capacity and in its capacity as the sole member of Horne Engineering Services, LLC, a Virginia limited liability company, has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Michael M. Megless, whose name is signed to the writing above in his capacity as Chief Financial Officer of Spectrum Sciences & Software, Inc., a Florida corporation, has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Darryl K. Horne, whose name is signed to the writing above in his capacity as President of Spectrum Sciences & Software, Inc., a Florida corporation, has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Michael M. Megless, whose name is signed to the writing above in his capacity as Chief Financial Officer of Coast Engine & Equipment Company, Inc., a Florida corporation, has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Darryl K. Horne, whose name is signed to the writing above in his capacity as President of Coast Engine & Equipment Company, Inc., a Florida corporation, has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

COMMONWEALTH OF VIRGINIA	)
) To-wit:
COUNTY/CITY OF ________________	)

I      , a Notary Public in and for the jurisdiction aforesaid, do certify that Michael J. Radcliffe, whose name is signed to the writing above in his capacity as Senior Vice President of Bank of America, N.A., has acknowledged the same before me in my jurisdiction aforesaid.

Given under my hand and seal this      day of      , 2006.

Notary Public

My Commission Expires:

[SEAL]

SCHEDULE 5.1

Name of Borrower and State of	Location of Chief Executive Office:

Incorporation/Organization:

Horne Engineering Services, LLC,	2677 Prosperity Avenue, Suite 300
a Virginia limited liability company	Fairfax, Virginia 22031
Horne International, Inc. (formerly known as	2677 Prosperity Avenue, Suite 300
Spectrum Sciences & Software Holdings Corp.),	Fairfax, Virginia 22031
a Delaware corporation
Spectrum Sciences & Software, Inc.,	91 Hill Avenue, N.W.
a Florida corporation	Fort Walton Beach, Florida 32548
Coast Engine & Equipment Company, Inc.,	8985 Columbia Road, Suite A
a Florida corporation	Cape Canaveral, Florida 32920